SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 28, 2004

Powerball International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-25873	84-1431425
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 407
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-2151
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

TABLE OF CONTENTS

(a) Financial Statements of BC&D Oil & Gas Corporation
Independent Auditors’ Report
Balance Sheets as of December 31, 2003 and 2002
Statements of Operations for the Year Ended December 31, 2003 and 2002
Statements of Stockholders’ Equity for the Year Ended December 31, 2003 and 2002
Statements of Cash Flows for the Year Ended December 31, 2003 and 2002
Notes to Financial Statements
Supplementary Information (unaudited)
(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 (unaudited)
Notes to Unaudited Pro Forma Condensed Balance Sheet
Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the Nine Months Ended September 30, 2004
Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the Year Ended December 31, 2003
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations
Signature Page
(c) Exhibits
Share Exchange Agreement between Powerball International, Inc. and TKM Oil & Gas, Inc. (filed as Exhibit 10.01 to the Company’s Form 8-K dated October 28, 2004 and incorporated herein by reference).

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

BC&D Oil & Gas Corporation

Hobbs, NM  88241-1680

We have audited the accompanying balance sheet of BC&D Oil & Gas Corporation (the “Company” or “BC&D”) as of December 31, 2003 and 2002, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended.  These financial statements and the financial statement schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BC&D Oil & Gas Corporation as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Wiener, Goodman & Company, P.C.

Eatontown, New Jersey

May 26, 2004

BC&D OIL & GAS CORPORATION

BALANCE SHEET

	December 31,
	2003	2002

ASSETS
Current Assets:
Cash	$1,399	$980
Commodity hedging contracts	—	73,360
Accounts receivable	95,248	206,180
Accounts receivable - Working interest owners	122,769	137,950
Prepaid expenses and other current assets	13,388	9,567

Total Current Assets	232,804	428,037

Property, plant and equipment - net	1,886,688	2,485,034

Other assets	56,475	56,475

TOTAL ASSETS	$2,175,967	$2,969,546

	December 31,
	2003	2002

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$318,771	$15,017
Bank overdraft	110,138	104,615
Accounts payable	80,356	128,680
Royalty payable	615,799	381,620
Production and payroll taxes payable	120,760	262,479
Total Current Liabilities	1,245,824	892,411

Long-term debt	—	467,042
Total Liabilities	1,245,824	1,359,453

Commitments and Contingencies

Stockholders’ Equity:

Common stock, no par value - authorized 500,000 shares; outstanding 10,000 shares	10,000	10,000

Additional paid-in capital	621,000	172,000
Retained earnings	366,714	1,495,664

Less treasury stock at cost, 5,100 shares	(67,571)	(67,571)
Total Stockholders’ Equity	930,143	1,610,093

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,175,967	$2,969,546

BC&D OIL & GAS CORPORATION

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2003	2002

Net Sales	$1,286,705	$1,300,854

Costs and expenses:
Production costs	1,606,375	1,285,652
Depreciation and amortization	466,535	506,950
	2,072,910	1,792,602

Loss from operations	(786,205)	(491,748)

Other income (expense)
Other income	2,295	150,000
Interest expense	(67,534)	(36,686)
	(65,239)	113,314

Loss before provision for income taxes	(851,444)	(378,434)
Income tax provision (benefit)	—	—

Net loss	$(851,444)	$(378,434)

BC&D OIL & GAS CORPORATION

STATEMENTS OF STOCKHOLDERS’ EQUITY

	Total	Retained Earnings	Common Stock	Cumulative Other Additional Paid-In Capital	Treasury Stock

Balance, January 1, 2002	$1,988,527	$1,874,098	$10,000	$172,000	$(67,571)

Net loss	(378,434)	(378,434)

Balance, December 31, 2002	1,610,093	1,495,664	10,000	172,000	(67,571)

Net loss	(851,444)	(851,444)

Capital contribution	449,000			449,000

Shareholder distribution	(277,506)	(277,506)	—	—	—

Balance, December 31, 2003	$930,143	$366,714	$10,000	$621,000	$(67,571)

BC & D OIL & GAS CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2003	2002
Cash flows from operating activities:
Net loss	$(851,444)	$(378,434)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	466,535	506,950
Loss on write-off/sale of fixed assets	312,089	—
Hedging investment write-off	73,360	—
Changes in operating assets and liabilities	171,954	329,362
Net Cash Provided by Operating Activities	172,494	457,878

Cash flows from investing activities:
Purchase of property, plant and equipment	(165,854)	(336,178)
Payment on commodity hedge	—	(73,360)
Other	—	(5,525)
Net Cash Used in Investing Activities	(165,854)	(415,063)

Cash flows from financing activities:
Proceeds from long-term debt	19,292	—
Loan repayments	(197,007)	(42,546)
Capital contribution	449,000	—
Distribution to shareholder	(277,506)	—
Net Cash Used In Financing Activities	(6,221)	(42,546)
Net Increase in Cash	419	269
Cash
- beginning of year	980	711
Cash
- end of year	$1,399	$980

	Years Ended December 31,
	2003	2002
Changes in operating assets and liabilities consist of:

Decrease (Increase) in accounts receivable	$110,932	$(86,693)
Decrease in accounts receivable - Joint interest	15,181	28,845

(Increase) decrease in prepaid expenses	(3,821)	3,185

Increase (decrease) in bank overdraft	5,523	(168,299)

Decrease in accounts payable	(48,324)	(16,881)
Increase in royalities payable	234,179	306,726

(Decrease) increase in taxes payable	(141,716)	262,479
	$171,954	$329,362
Supplementary information:
Cash paid during the year for:
interest	$67,534	$36,686

BC & D OIL & GAS CORPORATION

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

 1.                                    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BC & D Oil & Gas Corporation (the “Company” or “BC&D”) was incorporated in the state of New Mexico in 1991 and operates production facilities primarily located on its leases in the four corners area in New Mexico.  The Company owns equipment to operate and develop its oil and gas leases.  In addition BC&D built a liquids processing plant to treat high BTU gas and is installing a three stage compressor to flow approximately 1 million cubic feet of gas to market which is presently shut in behind pipe. Upon completion the Company will begin developing additional gas production to benefit from today’s high prices.  The Company’s primary business is building a reserve base through the acquisition and development of producing oil and gas properties which are under-developed and drilling of new prospects.  BC&D is focused on aggressive growth and has a management team with extensive experience in the oil and gas business with expertise in coal bed methane.  The Company will add significant reserves through relatively low risk drilling, using improved production practices and enhanced recovery techniques.

USE OF ESTIMATES - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

COMMODITY HEDGING CONTRACTS – The Company enters into derivative contracts to hedge future crude oil and natural gas production in order to mitigate the risk of market price fluctuations.  On January 1, 2001, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended.  Effective with the adoption of SFAS No. 133, all derivatives were recognized on the balance sheet and measured at fair value.  If the derivatives does not qualify as a hedge or is not designated as a hedge, the gain or loss on the derivative is recognized currently in earnings.  If the derivative qualifies for hedge accounting, the gain or loss on the derivative is either recognized in income along with an offsetting adjustment to the basis of the item being hedged for fair value hedges or deferred in other comprehensive income to the extent the hedge is effective for cash flow hedges.  To qualify for hedge accounting, the derivative must qualify as either a fair value, cash flow or foreign currency hedge.

CONCENTRATION OF CREDIT RISK - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable and temporary cash investments.  Exposure to losses on receivables is principally dependent on each customer’s financial condition.  The Company controls its exposure to credit risk through credit approvals, credit limits and monitoring procedures and establishes allowances for anticipated losses.

The Company places its temporary cash investments with quality financial institutions and, by policy, limits the amount of credit exposure with any one financial instrument.

REVENUE RECOGNITION – Oil and gas production revenues are recognized at the time and point of sale after the product has been extracted from the ground.  Pipeline fees are recognized at the time and point of expulsion of the product from the pipeline.  Refinery revenues are recognized upon delivery.

DEPRECIATION - Property, plant and equipment are stated at cost less accumulated depreciation and amortization.  Depreciation and amortization are calculated primarily using the straight-line method over their estimated useful lives.

INCOME TAXES - The Company with the consent of its shareholder, has elected under the Internal Revenue Code to be a S corporation.  In lieu of corporate taxes, the shareholder of an S corporation are taxed on their proportionate share of the Company’s taxable income.;  Therefore, no provision or liability for federal income taxes has been included in these financial statements.

STOCK - BASED COMPENSATION –   The Company accounts for equity-based compensation issued to employees in accordance with Accounting Principles Board (“ABP”) Opinion No. 25 “Accounting for Stock Issued to Employees”.  APB No. 25 requires the use of the intrinsic value method, which measures compensation cost as the excess, if any, of the quoted market price of the stock at the measurement date over the amount an employee must pay to acquire the stock.  The Company issued no stock as compensation during the year ended December 31, 2003.

EVALUATION OF LONG-LIVED ASSETS – Long-lived assets are assessed for recoverability on an on-going basis.  In evaluating the fair value and future benefits of long-lived assets, their carrying value would be reduced by the excess, if any, of the long-lived asset over management’s estimate of the anticipated undiscounted future net cash flows of the related long-lived asset.

LOSS PER COMMON SHARE –Basic earnings (loss) per common share are computed by dividing net earnings (loss) by the weighted average number of common shares outstanding during the year.  Diluted earnings per common share are computed by dividing net earnings by the weighted average number of common shares and potential common shares outstanding during the year. There were no potential common shares outstanding the year ended December 31, 2003.

FAIR VALUE OF FINANCIAL INSTRUMENTS - For financial instruments, including cash, accounts receivable, accounts payable and accrued expenses, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.

NEW FINANCIAL ACCOUNTING STANDARDS –

In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.”  This Statement requires recording costs associated with exit or disposal activities at their fair values when a liability has been incurred.  Under previous guidance, certain exit costs were accrued upon management’s commitment to an exit plan.  The Company adopted SFAS No. 146 on January 1, 2003.  The adoption of SFAS No. 145 did not have a material impact on the Company’s result of operations or financial position.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities.”  This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003.  Management believes that this statement did not have a material impact on the Company’s results of operations or financial position.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and interpretation of FASB Statements No. 5, 57,and 107 and Rescission of FASB Interpretation No. 34.  FIN 45 clarifies the requirements of FASB Statement No. 5, Accounting for Contingencies, relating to the guarantor’s accounting for, and disclosure of, the issuance of certain types of guarantees.  This interpretation clarifies that a guarantor is required to recognize, at the inception of certain types of guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee.  The initial recognition and initial measurement provisions of this Interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year-end.  The disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002.  The Company adopted FIN 45 on January 1, 2003.  The adoption of FIN 45 did not have a material impact on the Company’s results of operations or financial position.

In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities.  In December 2003, the FASB issued FIN No. 46 (Revised) (“FIN 46-R”) to address certain FIN 46 implementation issues.  This interpretation requires that the assets, liabilities, and results of activities of a Variable Interest Entity (“VIE”) be consolidated into the financial statements of the enterprise that has a controlling interest in the VIE.  FIN 46R also requires additional disclosures by primary beneficiaries and other significant variable interest holders.  For entities acquired or created before February 1, 2003, this interpretation is effective no later than the end of the first interim or reporting period ending after March 15, 2004, except for those VIE’s that are considered to be special purpose entities, for which the effective date is no later than the end of the first interim or annual reporting period ending after December 15, 2003.  For all entities that were acquired subsequent to January 31, 2003, this interpretation is effective as of the first interim or annual period ending after December 31, 2003.  The adoption of FIN 46 did not have a material impact on the Company’s results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”  SFAS No. 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position.  Previously, many of those financial instruments were classified as equity.  SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.  The adoption of the provisions of SFAS No. 150 did not have a material effect on the Company’s financial position.

In December 2003, the FASB issued SFAS No. 132 (Revised) (“SFAS No. 132-R”), “Employer’s Disclosure about Pensions and Other Postretirement Benefits.”  SFAS No. 132-R retains disclosure requirements of the original SFAS No. 132 and requires additional disclosures relating to assets, obligations, cash flows, and net periodic benefit cost.  SFAS No. 132-R is effective for fiscal years ending after December 15, 2003, except that certain disclosures are effective for fiscal years ending after June 15, 2004.  Interim period disclosures are effective for interim periods beginning after December 15, 2003.  The adoption of the disclosure provisions of revised SFAS No. 132-R did not have a material effect on the Company’s historical disclosures.

Obligations”.  SFAS No. 143 addresses financial accounting and reporting for obligations and costs associated with the retirement of tangible long-lived assets.  The Company is required to implement SFAS No. 143 on January 1, 2003. Management believes the effect of implementing this pronouncement will not have a material impact on the Company’s results of operations or financial position.

2.  MERGER AGREEMENT

On October 28, 2003 the Company finalized an agreement with TelcoEnergy Corporation (“TelcoEnergy”), a Nevada Corporation and Donnie Hill (“Hill”), to sell all of the outstanding shares of common stock of BC&D to TelcoEnergy who would assume up to $1,500,000 of the liabilities of BC&D less any monies already advanced.  Hill sold 100% of his shares of BC&D to TelcoEnergy for $500,000 cash and a convertible corporate note in the amount of $1,000,000.  The note is convertible at either Telco Energy’s or Hill’s option into TelcoEnergy common stock at $5.00 per share.  The stock purchase and sale agreement between TelcoEnergy and Hill transferred 100% ownership of BC&D to TelcoEnergy.

On March 31, 2003, TelcoEnergy was spun out from a fully reporting publicly owned company with its core asset of 1,400 miles of pipeline easements and pipelines, which TelcoEnergy is reactivating.

3.  COMMODITY HEDGING CONTRACT

The cash flow hedge asset of $73,360 represents the cost of the premium of the commodity price floor contract as of December 31, 2002.  The Company recorded no comprehensive income or loss as the fair value equaled the cost in accordance with the transition provisions of SFAS No. 133 as of December 31, 2002.  The contract commenced January 1, 2003 for a period of eight months and the Company expensed the cost of the contract and the expense is included in the statement of operations for the year ended December 31, 2003.  There are no outstanding hedge obligations outstanding at December 31, 2003.

4.  ACCOUNTS RECEIVABLE - WORKING INTEREST OWNERS

The Company previously advanced funds to working interest owners.  As net royalties are earned, the working interest owners are reducing their receivable on a quarterly basis. The working interest owners receive 54% of the revenue and are billed 54% of the direct expenses.  For the years ended December 31, 2003 and 2000, the working interest owners received revenue of $689,292 and $45,692 and were billed $174,110 and $194,650, respectively.  As of December 31, 2003 and 2002, the working interest owners owed the Company approximately $123,000 and $137,000, respectively.

5.  PROPERTY, PLANT AND EQUIPMENT

The Company follows the full cost method of accounting for exploration and development of oil and gas pipelines whereby all costs in acquiring, exploring and developing properties are capitalized, including estimate of abandonment costs, net of estimated equipment salvage costs.  No costs related to production, general corporate overhead, or similar activities have been capitalized.

5.  PROPERTY, PLANT AND EQUIPMENT (Continued)

Property, plant and equipment consist of the following:

	December 31,
	2003	2002
Land	$—	$89,099
Buildings and improvements	649,093	713,927
Machinery and equipment	3,127,350	3,412,513
Gas plant	477,522	462,088
Intangible drilling costs	348,011	348,011
	4,601,976	5,025,638
Less accumulated depreciation and amortization	2,715,288	2,540,604
	$1,886,688	$2,485,034

Depreciation and amortization expense for the years ended December 31, 2003 and 2002 were $467,000 and $507,000, respectively.

6.  DEBT

Long-term debt consists of the following:

	December 31,
	2003	2002
Note payable to Western National Bank, interest at 6.75% payable monthly, due December 21, 2004, secured by oil and gas properties of the Company	$302,336	$447,969

Note payable to Western National Bank, interest at 4.5% payable monthly, due August 31, 2003, secured by real property of the Company	4,445	15,017

Shareholder loan to Donnie Hill interest free, due December 31, 2004	—	19,073

Note payable to FNB Insurance, interest at 10.471%, due January 12, 2004	11,990	—
	318,771	482,059

Less: Current portion of long-term debt	(318,771)	15,017
	$—	$467,042

The following is a summary of long-term debt payments:

December 31,
2004	$318,771
2005	—
2006
2007
Thereafter
$318,771

7.  COMMON STOCK

On March 1, 1992, the Company issued 10,000 shares of no par common stock.  On August 8, 1994, the Company purchased 5,100 shares from one of the two shareholders for $67,571.  As of December 31, 2003, shares remain in the treasury.  On October 28, 2003, Donnie Hill transferred 100% ownership to Telco Energy Corporation (See Note 2 of Notes to Financial Statements).

8. OTHER INCOME

In February 2002, the Company entered into an agreement with Regent Energy Corporation for the sale of certain assets of the Company to be completed by May 31, 2002.  On June 5, 2002 the agreement expired and the Company reflected the $150,000 non-refundable deposit as other income in the Company’s statement of operations for the year ended December 31, 2002.

9. ROYALTY PAYABLE

The Company has various royalty arrangements with non-working interest owners.  For the years ended December 31, 2003 and 2002, the non-working interest owners earned royalties of $320,502 and $36,188, respectively.  As of December 31, 2003 and 2002, the Company owed royalties of $615,799 and $381,620, respectively, to the non-working interest owners.

PROVED RESERVES, FUTURE NET REVENUE AND PRESENT VALUE OF ESIMATED FUTURE NET REVENUES –

The following unaudited information as of December 31, 2003, relates to the Company’s estimated proved oil and gas reserves, estimated future net revenues attributable to such reserves, and the present value of future net revenues using a 10% discounted factor (PV-10 value), as estimated by a Houston, Texas based engineering firm.  Estimates of proved developed oil and gas reserves attributable to the Company’s interest at December 31, 2003 are set fourth in Notes to the Financial Statements.  The PV-10 value was prepared in accordance with SEC requirements using constant prices and expenses as of the calculation date, discounted at 10% per year on a pre-tax basis, and is not intended to represent the current market value of the estimated oil and natural gas reserves owned by the Company.

Year ending December 31,	PV-10 Value of Estimated Future Net Revenues
2004	$840,000
2005	2,442,000
2006	2,707,000
2007	1,962,000
Thereafter	9,515,000
Total	$17,466,000

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas liquids and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.  No reserve estimates have been filed with or included in reports to any federal or foreign government authority or agency.

The following table shows the Company’s year end reserves as of December 31, 2003.

PV-10 Reserves at December 31, 2003

		%
Oil (thousands of barrels)	6,079	89.0
Natural gas (millions of cubic feet)	2,244	11.0

PRODUCTION –

The following table summarizes the Company’s net oil and gas production, average sale prices, and average production costs per unit of production for the year ended December 31, 2003.

Oil:
Production (BPL)	69670	BBLS
Average sales price per barrel	$25.46

Gas:
Production (MCF)	—
Average price per MCF	—

Average cost of production	$12.10	BBL

Pro Forma Financial Information

Effective October 28, 2004, Powerball International, Inc. (the “Company”) entered into an acquisition and share exchange agreement with TKM Oil & Gas, Inc., a Texas corporation (“TKM”). The full text of the agreement was filed as Exhibit 10.01 to the Company’s Form 8-K dated October 28, 2004 and is incorporated herein by reference.

As part of the agreement, the Company affected a 2 for 1 reverse split of its common stock. Pursuant to the agreement, the Company acquired all of the issued and outstanding shares of Theseus Resources, Inc. (“Theseus”), at the time, a wholly-owned subsidiary of TKM, in exchange for the issuance of 18,000,000 post-split shares of the Company’s restricted common stock. Theseus is a company with current assets valued in excess of $10,000,000, consisting solely of 100% ownership of an oil and gas production company, BC&D Oil & Gas Corporation (“BC&D”).

As a result of the share exchange, TKM will have equity ownership of 18,000,000 shares or approximately 85% of the Company and the current shareholders of the Company will have equity ownership of approximately 2,951,900 shares or 15% of the Company. This transaction is resulting in a change of control of the Company and a change of business focus from the development of hydrogen generating technology to the production pf oil and natural gas.

Below is a presentation of pro forma financial statements consisting of a balance sheet for the last reposting period of the Company, September 30, 2004 and statements of operations for the year ended December 31, 2003 and nine months ended September 30, 2004. The pro forma financial statements consist of the accounts of the Company, Theseus and its wholly owned subsidiary BC&D.

Powerball International, Inc. and Subsidiaries

Pro Forma Condensed Balance Sheet - Unaudited

September 30, 2004

	Powerball	Theseus	BC&D	Adjustments		Consolidated
ASSETS
CURRENT ASSETS
Cash	$4,773	$—	$956	$—		$5,729
Accounts receivable	—	—	228,237	—		228,237
Prepaid insurance	—	—	8,917	—		8,917
Total Current Assets	4,773	—	238,110	—		242,883
PROPERTY AND EQUIPMENT
Equipment	35,282	—	3,053,245	(1,104,733	)(a)	1,983,794
Intangible drilling cost	—	—	348,011	(125,918	)(a)	222,093
Leasehold costs	—	—	649,550	(235,022	)(a)	414,528
Gas plant	—	—	477,523	(172,779	)(a)	304,744
Automobiles	—	—	74,105	(26,813	)(a)	47,292
Gas deposits	—	—	12,424,237	(4,495,368	)(a)	7,928,869
Less Accumulated Depreciation	(31,527)	—	(3,023,918)	—		(3,055,445)
Total Property and Equipment	3,755	—	14,002,753	(6,160,633)		7,845,875
OTHER ASSETS
Patents and assigned technology, net of amortization of $14,627	36,576	—	—	—		36,576
Plugging bond	—	—	56,475	—		56,475
Total Other Assets	36,576	—	56,475	—		93,051
TOTAL ASSETS	$45,104	$—	$14,297,338	$(6,160,633)		$8,181,809

CURRENT LIABILITIES
Accounts Payable	$723	$—	198,304	$—		$199,027
Royalties payable	—	—	751,445	—		751,445
Production tax payable	—	—	76,128	—		76,128
Payroll liabilities	—	—	30,413	—		30,413
Current portion of long-term debt	—	—	149,994	—		149,994
Convertible note payable	—	—	1,000,000	—		1,000,000
Notes payable	—	—	680,000	—		680,000
Total Current Liabilities	723	—	2,886,284	—		2,887,007
LONG-TERM LIABILITIES
Notes Payable	—	—	750,421	—		750,421
TOTAL LIABILITIES	723	—	3,636,705	—		3,637,428
STOCKHOLDERS’ EQUITY
Common stock	5,904	1,000	10,000	18,000	(a)	20,952
				(2,952	)(b)
				(11,000	)(c)
Additional paid in capital	3,331,858	(1,000)	10,686,237	4,482,000	(a)	7,816,810
				(10,682,285	)(c)
Treasury stock	—	—	(67,571)	67,571	(c)	—
Accumulated Earnings (Deficit)	(3,293,381)	—	31,967	(31,967	)(c)	(3,293,381)
Total Stockholders’ Equity	44,381	—	10,660,633	(6,160,633)		4,544,381
TOTAL LIABILITIES AND STOCKHOLDERS, EQUITY	$45,104	$—	14,297,338	$(6,160,633)		$8,181,809

Notes to Unaudited Pro Forma Condensed Balance Sheet

The pro forma condensed consolidated balance sheet, which has been prepared utilizing the historical balance sheet of Powerball, Theseus and its wholly owned subsidiary BC&D as of September 30, 2004, is based upon the assumption that the acquisition of Theseus and subsidiary accounted for under the purchase method, occurred as of September 30, 2004 and includes the following pro forma adjustments.

(a) Adjustment to reflect the allocation of the total purchase price for Theseus and subsidiary resulting in the fair value over cost allocated to the property and equipment of BC&D, the issuance of 18,000,000 shares of the Company’s common stock to TKM and the related capital associated with the stock issuance, to the assets acquired and liabilities assumed associated with the acquisition.

The final allocation of the purchase price is contingent upon the receipt of final information on the acquired assets, but is not expected to differ materially from the preliminary allocation herein.

(b) To reflect the two for one reverse stock split associated with the acquisition.

(c) To eliminate Theseus and BC&D shareholders’ equity.

The pro forma balance sheet should be read in conjunction with the financial statements and notes of the Company and BC&D as of December 31, 2003.

Powerball International, Inc. and Subsidiaries

Pro Forma Condensed Statement of Operations – Unaudited

Nine Months Ended September 30, 2004

	Powerball	BC&D	Adjustments		Consolidated
REVENUE
Oil Sales	$—	$771,741	$—		$771,741

OPERATING EXPENSES
General and administrative	13,614	—	—		13,614
Professional fees	73,776	—	—		73,776
Depreciation and amortization	3,474	308,171	(110,942	)(a)	200,703
Research and development	18,961	—	—		18,961
Production costs	—	782,434	—		782,434
Operating Income (Loss)	(109,825)	(318,864)	110,942		(317,747)

OTHER INCOME AND EXPENSE
Interest and other income	41	—	—		41
Interest expense	—	(15,883)	—		(15,883)
Income (Loss) Before Income Taxes	(109,784)	(334,747)	110,942		(333,589)
Income taxes	100	—	—		100
NET INCOME (LOSS)	$(109,884)	$(334,747)	$110,942		$(333,689)

Loss Per Share	$(0.02)	$—	$—		$(0.02)
Weighted Average Number of Common Shares	5,008,708	—	15,495,646	(b)	20,504,354

Powerball International, Inc. and Subsidiaries

Pro Forma Condensed Statement of Operations – Unaudited

Year Ended December 31, 2003

	Powerball	BC&D	Adjustments		Consolidated
REVENUE
Oil Sales	$—	$1,286,705	$—		$1,286,705

OPERATING EXPENSES
General and administrative	50,070	—	—		50,070
Professional fees	115,064	—	—		115,064
Depreciation and amortization	9,975	466,535	(167,953	) (a)	308,557
Research and development	263,130	—	—		263,130
Production costs	—	1,606,375	—		1,606,375
Operating Income (Loss)	(438,239)	(786,205)	167,953		(1,056,491)

OTHER INCOME AND EXPENSE
Interest and other income	717	2,295	—		3,012
Interest expense	—	(67,534)	—		(67,534)
Income (Loss) Before Income Taxes	(437,522)	(851,444)	167,953		(1,121,013)
Income taxes	122	—	—		122
NET INCOME (LOSS)	$(437,644)	(851,444)	167,953		(1,121,135)

Loss Per Share	$(0.10)	$—	$—		$(0.06)
Weighted Average Number of Common Shares	4,595,726	—	15,702,137	(b)	20,297,863

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The pro forma condensed statements of operations, which have been prepared utilizing the historical statements of operations of Powerball and BC&D for the nine months ended September 30, 2004 and year ended December 31, 2003, are based upon the assumption that the acquisition by Powerball, accounted for under the purchase method, occurred as of January 1, 2004 and January 1, 2003 and include the following pro forma adjustments.

(a)          Adjustment to depreciation expense to reflect the excess of fair value over cost allocated to the fixed assets of BC&D.

(b)         To reflect the issuance of 18,000,000 shares of the Company’s common stock to TKM pursuant to the share exchange agreement between TKM and the Company and to reflect the 2 for 1 reverse stock split associated with the acquisition.

The pro forma financial statements should be read in conjunction with the financial statements and notes of Powerball and BC&D for the year ended December 31, 2003 and nine months ended September 30, 2004.  These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

“Safe Harbor” Statement Under The Private Securities Litigation Reform Act:

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K/A or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail elsewhere in documents filed by the Company with the Securities and Exchange Commission) include, but are not limited to, uncertainties relating to general economic conditions and cyclical industry conditions, uncertainties relating to government and regulatory policies, volatile and unpredictable developments (including storms and catastrophes), the legal environment, the uncertainties of the reserving process and the competitive environment in which the Company operates. The words “believe”, “expect”, “anticipate”, “project”, “plan”, and similar expressions, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Powerball International, Inc.
(Registrant)

Date:	December 28, 2004	By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III
Chief Executive Officer